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                                                                     EXHIBIT 23




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports, included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 333-09769, 33-52550, 33-81842, 33-91734 and
33-52552.




                            /s/ Arthur Andersen LLP
                            -----------------------






Atlanta, Georgia
March 13, 1997